SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Variable NAV Money Fund
The following information replaces similar information relating to Institutional Shares under the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information.
The following waivers are currently in effect:
The Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.10%. The agreement may only be terminated with the consent of the fund's Board.
The following changes are effective on or about October 1, 2018:
DWS Variable NAV Money Fund is renamed DWS ESG Liquidity Fund. All references in the fund’s Statement of Additional Information to DWS Variable NAV Money Fund are superseded with DWS ESG Liquidity Fund.
Please Retain This Supplement for Future Reference
July 18, 2018
SAISTKR-430